LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated September 30, 2011 to the Loomis Sayles Investment Grade Bond Fund’s

Class A, B and C Summary Prospectus and Class Y and Admin Class Summary Prospectus, each dated February 1, 2011, as may be revised and supplemented from time to time.

The Board of Trustees of Loomis Sayles Funds II has approved changes to the investment strategy of the Loomis Sayles Investment Grade Bond Fund (the “Fund”).

Effective February 1, 2012, the second sentence of the first paragraph in the Fund’s “Principal Investment Strategies” section is hereby replaced with the following:

Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”) and up to 10% of its assets in equity securities (such as common stocks, preferred stocks and investment companies).

Effective February 1, 2012, the last sentence of the first paragraph of the Fund’s “Principal Investment Strategies” section is hereby deleted.

Effective February 1, 2012, the following paragraph is hereby added to the Fund’s “Principal Risks” section:

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated September 30, 2011 to the Loomis Sayles Investment Grade Bond Fund’s

Class A, B and C Prospectus, Class Y and Admin Class Prospectus and Class J Prospectus, each dated February 1, 2011, as may be revised and supplemented from time to time.

The Board of Trustees of Loomis Sayles Funds II has approved changes to the investment strategy of the Loomis Sayles Investment Grade Bond Fund (the “Fund”).

Effective February 1, 2012, the fourth sentence of the first paragraph in the Fund’s “Principal Investment Strategies” section is hereby replaced with the following:

Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”) and up to 10% of its assets in equity securities (such as common stocks, preferred stocks and investment companies).

Effective February 1, 2012, the last sentence of the first paragraph of the section “Principal Investment Strategies” is hereby deleted.

Effective February 1, 2012, the following paragraph is hereby added to the Fund’s “Principal Investment Risks” section:

Equity Securities Risk

You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, real estate investment trusts (“REITs”) or other trusts and other similar securities.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated September 30, 2011, to the Natixis Funds Statement of Additional Information,

dated February 1, 2011, as may be revised or supplemented from time to time.

Effective February 1, 2012, investment restriction number (15) is removed from the sub-section “Investment Restrictions” with respect to the Loomis Sayles Investment Grade Bond Fund (the “Fund”).

Effective February 1, 2012, the table under the section “Investment Strategies and Risks” is amended and restated for the Fund as follows:

Fund	Securities	Practices
Investment Grade Bond Fund

Debt Securities (Asset-Backed

Securities, Bank Loans, Stripped

Securities, Mortgage-Backed

Securities, Pay-in-Kind Bonds,

Inflation-Linked Securities)

Equity Securities (Investment Companies,

Growth Stock, Preferred Stock, Value Stocks)

Foreign Securities (Depository

Receipts, Supranational Entities)

Money Market Instruments

Options, Repurchase Agreements, Foreign Currency Transactions.